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                                                                    Exhibit 10.1

                       TENTH AMENDMENT TO CREDIT AGREEMENT

        THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is effective as of September 28, 2001 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); the financial institutions which are now, or in accordance with ARTICLE XIII of the Credit Agreement (hereinafter described) are hereafter, parties to the Credit Agreement by execution of the signature pages thereto or otherwise (collectively, the "Lenders" and each individually, a "Lender"); CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for the Lenders (in such capacity as Agent, together with its successors and assigns in such capacity, the "Agent"); and BANKERS TRUST COMPANY, as syndication agent for the Lenders (together with its successors and assigns in such capacity, the "Syndication Agent").

                                    RECITALS

        A. The Borrower, certain "Lenders" named therein, the Agent and the Syndication Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998, the Third Amendment to Credit Agreement dated as of March 31, 1999, the Fourth Amendment to Credit Agreement dated as of April 23, 1999, the Fifth Amendment to Credit Agreement dated as of September 2, 1999, the Sixth Amendment to Credit Agreement dated as of December 31, 1999, the Seventh Amendment to Credit Agreement dated as of December 29, 2000, the Eighth Amendment to Credit Agreement dated as of March 31, 2001 and the Ninth Amendment to Credit Agreement (the "Ninth Amendment") dated as of June 29, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

        B. The Borrower has requested certain amendments to the Credit
Agreement.

        C. The Lenders are willing to agree to such amendment subject to the conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION IV, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended to read in its entirety as follows:

        A. SECTION 3.03. For purposes of clarification, SECTION 3.03(f) is amended to read in its entirety as follows:

        (f) Without limiting the generality of SECTION 3.03(b) and SECTION 3.03(c), as of the date of the proposed Loans (both as of the proposed Borrowing Date thereof and, on a pro forma basis, the last day of the most recent fiscal quarter for which financial statements have been delivered to the Lenders under
SECTION 6.05) the Borrower shall be in compliance with the

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requirements of SECTION 5.08, as certified in detail by the Borrower's chief financial officer in the Request for Advances.

        B. ADDITIONAL EQUITY CONTRIBUTIONS; PARENT RESERVE. The parties agree that the words "to read in its entirety as follows" appearing in Section 1 (C) of the Ninth Amendment were intended, and are amended, to read: "to add a new
SECTION 6.12 reading in its entirety as follows". Further, SECTION 6.12(a) is hereby amended to read in its entirety as follows:

        (a) For the purposes set forth below, maintain available cash equity contributions, as provided under the Contribution Agreement, in an aggregate amount (the "Base Amount") equal to the greater of (a) $13,000,000 or (b) the aggregate amount of cash on hand and cash equivalents of the Parent as of June 29, 2001, to the extent the same exceeds $7,000,000, which Base Amount shall be permanently reduced by (i) any voluntary cash equity contributions made by the Parent to the Borrower after June 29, 2001 and (ii) up to $2,500,000 in the aggregate, but only (dollar for dollar) to the extent that the Borrower obtains commitments for New Lease Financing, provided that such financing is funded before January 1, 2002. As used herein, the term "New Lease Financing" means additional lease or vendor financing commitments to finance Adjusted Capital Expenditures (as permitted under SECTIONS 7.01(g) and 7.02(g) and excluding the Borrower's existing lease facility provided by Union Bank of California). The cash and cash equivalents required to be maintained by the Parent for the benefit of the Borrower as provided herein, after giving effect to the reductions made as described in this SECTION, shall be referred to as the "Parent Reserve".

        C. DEFINITIONS. ARTICLE IX of the Credit Agreement is hereby amended by replacing the definition of "CONTRIBUTION AGREEMENT" with the following:

        CONTRIBUTION AGREEMENT. The Second Restated and Amended Contribution Agreement dated as of September 28, 2001 between the Parent and the Borrower.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

        A. The execution and delivery of this Amendment, the Joinder hereto and the First Amendment to Contribution Agreement referred to in SECTION IV have been duly authorized by all requisite corporate action on the part of the Borrower, the Subsidiaries and the Parent.


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        B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date (and, without limitation thereof, since December 31,
2001), no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

        C. Neither the Borrower nor any Affiliate of the Borrower (including without limitation the Subsidiaries and the Parent) is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority (including any Specified Authority), or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment, the Joinder hereto or the Contribution Agreement.

        D. This Amendment, the Joinder hereto and the First Amendment to Contribution Agreement referred to in SECTION IV constitute the legal, valid and binding obligations of the Borrower, its Subsidiaries and the Parent enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement, is subject to the following conditions:

        A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

        1. On or before the date hereof:

                (a) This Amendment.

                (b) The First Amendment to Contribution Agreement between the Borrower and the Parent, substantially in the form attached as EXHIBIT A hereto.

                (c) The attached Joinder, duly authorized, executed and delivered by the Borrower's Subsidiaries.

        V. MISCELLANEOUS.

        A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the Joinder hereto.


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        B. This Amendment and the Joinder hereto shall be governed by and construed in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of laws).

        C. This Amendment and the Joinder hereto may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment and of the attached Joinder by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

        IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

BORROWER:                                   ACME TELEVISION, LLC

                                            By:  /s/  Thomas D. Allen
                                               ---------------------------------
                                               Thomas D. Allen, Executive Vice
                                               President

AGENT:                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                            AS AGENT

                                            By:  /s/  Matthew B. Jones
                                               ---------------------------------
                                               Matthew B. Jones, Managing
                                               Director CIBC World Markets
                                               Corp., as Agent

SYNDICATION AGENT:                          BANKERS TRUST COMPANY,
                                            AS SYNDICATION AGENT

                                            By:  /s/  Gregory P. Shefrin
                                               ---------------------------------
                                               Gregory P. Shefrin, Director

LENDER:                                     CIBC INC.

                                            By:   /s/  Matthew B. Jones
                                               ---------------------------------
                                               Matthew B. Jones, Managing
                                               Director CIBC World Markets
                                               Corp., as Agent

                                            BANKERS TRUST COMPANY

                                            By:  /s/ Gregory P. Shefrin
                                               ---------------------------------
                                               Gregory P. Shefrin, Director


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                              JOINDER BY GUARANTORS

        The undersigned hereby jointly and severally join in the execution of the foregoing Tenth Amendment to Credit Agreement effective as of September 28, 2001 (the "Amendment") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Amendment and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify (a) the respective Guarantees of the undersigned and (b) all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                   ACME Television of Oregon, LLC
                                   ACME Television Licenses of Oregon, LLC
                                   ACME Television of Tennessee, LLC
                                   ACME Television Licenses of Tennessee, LLC
                                   ACME Television of Utah, LLC
                                   ACME Television Licenses of Utah, LLC
                                   ACME Television of New Mexico, LLC
                                   ACME Television Licenses of New Mexico, LLC
                                   ACME Subsidiary Holdings III, LLC
                                   ACME Television of Missouri, Inc.
                                   ACME Television Licenses of Missouri, LLC
                                   ACME Television of Florida, LLC
                                   ACME Television Licenses of Florida, LLC
                                   ACME Television Licenses of Illinois, LLC
                                   ACME Television of Illinois, LLC
                                   ACME Television Licenses of Ohio, LLC
                                   ACME Television of Ohio, LLC
                                   ACME Television Licenses of Wisconsin, LLC
                                   ACME Television of Wisconsin, LLC

                                   By:    /s/  Thomas D. Allen
                                      ---------------------------------
                                         Duly authorized signatory as to all


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